EXHIBIT 10.34

EXECUTION COPY
FIRST AMENDMENT TO
COMMON STOCK PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT (the “Amendment”), dated as of April 19, 2010, by and between SOLIGENIX, INC. (formerly known as DOR BIOPHARMA, INC.), a Delaware corporation (the “Company”), and FUSION CAPITAL FUND II, LLC, an Illinois limited liability company (the “Buyer”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Common Stock Purchase Agreement.

WHEREAS, the parties hereto are parties to a Common Stock Purchase Agreement dated as of February 14, 2008 (the “Purchase Agreement”) pursuant to which the Buyer has agreed to purchase, and the Company has agreed to sell up to $8,500,000 of the Common Stock;

WHEREAS, the parties desire to amend the Purchase Agreement to extent the Maturity Date to October 31, 2011 and as otherwise as set forth herein and subject to the terms and conditions provided herein and in the Purchase Agreement;

NOW, THEREFORE, in consideration of the agreements, covenants and considerations contained herein, the parties hereto agree as follows:

(1)           Amendment.  Section 10(h) is hereby amended and restated in its entirety as follows:

10.           CERTAIN DEFINED TERMS.

For purposes of this Agreement, the following terms shall have the following meanings:

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(h) “Maturity Date” means October 31, 2011 and the Purchase Agreement shall automatically terminate on such date without any action or notice by either party.

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(2)           Amendment Warrant.  The Company shall to issue to the Buyer a common stock purchase warrant (the “Amendment Warrant” to purchase 100,000 shares (the “Amendment Warrant Shares”) of Common Stock with an exercise price of $.303 per share and a five (5) year term.  The Amendment Warrant shall be otherwise in the same form and substance as the Warrant issued under the Purchase Agreement as amended and restated hereby and as set forth on Exhibit A attached hereto.  Upon execution hereof, the Amendment Warrant shall be delivered to the Buyer.  The Amendment Warrant Shares shall for all purposes under the Purchase Agreement and the Registration Rights Agreement be considered Warrant Shares except that the Warrant Shares shall not be entitled to mandatory registration rights but only customary piggy back registration rights.

(3)           Affirmation of the Company’s Representations and Warranties.  The Company hereby affirms that the representations and warranties of the Company set forth in the Purchase Agreement are true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 of the Purchase Agreement, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the date hereof as though made at this time (except for representations and warranties that speak as of a specific date).  The Company may update its Disclosure Schedules.

(4)           Resolutions; Secretary’s Certificates.  The Board of Directors of the Company shall have adopted resolutions similar in form and substance to Exhibit B of the Purchase Agreement approving this Amendment.  Upon execution of this Amendment, the Company shall deliver to the Buyer a secretary's certificate executed by the Secretary of the Company, dated as of the date hereof, similar in form and substance to Exhibit C of the Purchase Agreement.

(5)           Registration Statement.  The Company agrees that it shall use reasonable best efforts to file a post-effective amendment to the Registration Statement previously filed in connection with the Purchase Agreement to reflect this Amendment; or if necessary, withdraw the Registration Statement previously filed in connection with the Purchase Agreement and file a new registration statement (the “New Registration Statement”) covering the sale of the any Purchase Shares, Additional Commitment Shares or Warrant Shares which have been, or which may from time to time be, issued or issuable upon purchases of the Available Amount (without regard to any limitation or restriction on purchases) or exercise of the Warrant or Amendment Warrant, in each case in accordance with the terms of the Registration Rights Agreement between the Company and the Buyer (the “Registration Rights Agreement”).  In the event of any conflict between the terms of the Registration Rights Agreement and the Amendment, the terms of the Amendment shall govern.

(6)           Miscellaneous.  The provisions of Section 11 of the Purchase Agreement are hereby expressly incorporated herein and shall govern this Amendment in all respects.  Except as expressly set forth herein, all other provisions in the Purchase Agreement and the Registration Rights Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the Buyer and the Company have caused this First Amendment to Common Stock Purchase Agreement to be duly executed as of the date first written above.

THE COMPANY:
SOLIGENIX, INC.
(formerly know as DOR BIOPHARMA, INC.),

By:	/s/ Christopher J. Schaber
Name: Christopher J. Schaber
Title: Chief Executive Officer

BUYER:
FUSION CAPITAL FUND II, LLC
BY: FUSION CAPITAL PARTNERS, LLC
BY: ROCKLEDGE CAPITAL CORPORATION

By:	/s/ Josh Scheinfeld
Name: Josh Scheinfeld
Title: President